United States
Securities and Exchange Commission
Washington, D. C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( ) Definitive Proxy Statement
(x) Definitive Additional Materials
( ) Soliciting Material Under Rule 14a-12

SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
(x) No fee required
(  ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a6(i)(2) or Item 22a(2) of Schedule 14A
(  ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies: _____

2.	Aggregate number of securities to which transaction applies: _____

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction: _____

5.	Total fee paid:
(  ) Fee paid previously with preliminary materials.
(  ) Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:	_____
Form Schedule or Registration Statement No.:	_____
Filing Party:	_____
Date Filed:	_____

EXPLANATORY NOTE

On April 4, 2017, Synalloy Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the "Original Proxy Statement") and the related Proxy Card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Company has discovered an error in the Original Proxy Statement and Original Proxy Card. The Original Proxy Statement and Original Proxy Card inadvertently listed in two places the ratification of the Audit Committee’s selection of KPMG, LLP, as the Company's independent registered public accounting firm as applying to the fiscal year ending December 31, 2016 (instead of December 31, 2017). The printed proxy card mailed to the Company’s stockholders contains the correct date.

The sole purpose of filing this amendment to the Definitive Proxy Statement is to correct that typographical error. No other changes have been made to the Original Proxy Statement or to the Original Proxy Card.

SYNALLOY CORPORATION
4510 COX ROAD, SUITE 201
RICHMOND, VA 23060

This Proxy Statement Amendment (the “Amendment”) amends the original proxy statement of Synalloy Corporation dated April 4, 2017 (the “Proxy Statement”) to correct a typographical error in the Proxy Statement and in the proxy card as filed.

We are holding the Annual Meeting of Shareholders of Synalloy Corporation as a virtual meeting at www.virtualshareholdermeeting.com/SYNL2017, at 10:00 a.m. EST on Thursday, May 18, 2017. This Amendment does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously sent to you. To the extent that the information in this Amendment differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Amendment shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Amendment carefully and in its entirety together with the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2017

The Company’s 2016 Annual Report to Shareholders, 2016 Annual Report on Form 10-K and 2017 Proxy Statement and this Proxy Statement Amendment are available via the Internet at http://investor.synalloy.com. Copies of exhibits to the 2016 Annual Report on Form 10-K will be provided upon written request to the Corporate Secretary, Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, VA 23060, at a charge of $.10 per page. Copies of the 2016 Annual Report on Form 10-K and exhibits may also be downloaded from the SEC’s website at http://www.sec.gov. The 2016 Annual Report on Form 10-K does not form any part of the material for soliciting proxies.

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Although Delaware law does not require shareholder ratification to proceed with the appointment, our Audit Committee and our Board are requesting that our shareholders ratify the appointment of KPMG, LLP as our independent registered public accounting firm for fiscal year 2017. Our Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the appointment, our Audit Committee may investigate the reasons for shareholder rejection and may consider whether to retain KPMG, LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders or the Company. Representatives of KPMG, LLP are expected to be present at the Annual Meeting with an opportunity to make a statement, if they so desire, and to respond to appropriate questions with respect to that firm’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2016.
Vote Required
A majority of the votes cast at the Annual Meeting of Shareholders must vote "FOR" Proposal 3 to ratify our Audit Committee’s appointment of KPMG, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2017. The enclosed form of proxy provides a means for you to vote "For," "Against" or to "Abstain" on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions will have no effect on the outcome of the vote on this proposal.
Board Recommendation
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

SYNALLOY CORPORATION
4510 COX ROAD, SUITE 201
RICHMOND, VA 23060

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date or the plan cut-off date for the 401(k)/ESOP Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date or the plan cut-off date for the 401(k)/ESOP Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Directors

The Board of Directors recommends you vote FOR the following:	For All ___	Withhold All ___	For All Except ___	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ____________________________________
Nominees
(01) Craig C. Bram 02) Anthony A. Callander 03) Susan S. Gayner 04) Henry L. Guy 05) Amy J. Michtich 06) James W. Terry, Jr. 07) Murray H. Wright
If you request cumulative voting, the proxy agents will vote cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents. Check this box to request cumulative voting ___

The Board of Directors recommends you vote FOR proposals 2 and 3.
2. Advisory vote on the compensation of our named executive officers	For ___	Against ___	Abstain ___
3. The ratification of the appointment of KPMG, LLP as our independent registered public accounting firm for 2017	For ___	Against ___	Abstain ___
NOTE: And in the discretion of such proxy agents, upon such other business as may properly come before the meeting or any adjournment thereof, and matters incidental to the conduct of the meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

____________________________________	____________	____________________________________	____________
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SYNALLOY CORPORATION
Annual Meeting of Shareholders
May 18, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Sally M. Cunningham and Dennis M. Loughran, or either of them, each with power of substitution, as lawful proxy, to vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Shareholders' Meeting of Synalloy Corporation to be held as a virtual meeting at www.virtualshareholdermeeting.com/SYNL2017, on Thursday, May 18, 2017 at 10:00 a.m. local time, and at any adjournment thereof, upon such business as may properly come before the meeting.
The proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this card, and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all the director nominees in Proposal 1; FOR Proposal 2 - approval, on an advisory basis, of the compensation of our named executive officers; and FOR Proposal 3 - the ratification of our independent registered public accounting firm.

Continued and to be signed on reverse side